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                                                                   EXHIBIT 10.10


                            SECOND AMENDMENT TO LEASE


         This SECOND AMENDMENT TO LEASE (hereinafter called "Second Amendment") is made and entered into as of the 1st day of February, 1999 by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Landlord"), and STIFEL FINANCIAL CORP., a Delaware corporation, and STIFEL, NICOLAUS & COMPANY, INCORPORATED, a Missouri corporation (collectively referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a certain Standard Office Lease dated September 30, 1998 for certain premises located in the building known and numbered as 500 Washington Avenue, St. Louis, Missouri, which Standard Office Lease was amended by that certain First Amendment to Lease dated as of December 1, 1998 (hereinafter collectively referred to as the "Lease"); and

         WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

         WHEREAS, Landlord and Tenant desire to amend said Lease as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 23.34.a. of the Lease is hereby amended in its entirety to read as follows:

              a. SEVENTH FLOOR EXPANSION. Tenant shall lease and occupy, on or before May 1, 2001, the approximately 4,237 rentable square feet of the seventh floor of the Building and designated as the Seventh Floor Expansion (the "Seventh Floor Expansion"), all as outlined on the floor plan attached hereto as Exhibit J, solely for storage or office use. The term for Tenant's lease of the Seventh Floor Expansion shall expire conterminously with the Lease. Tenant may commence the lease of all or a portion of the Seventh Floor Expansion prior to May 1, 2001 only by giving Landlord at least one hundred twenty (120) days prior written notice, which written notice shall include (i) the number of square feet to be occupied (which shall not be less than 500 rentable square feet); (ii) Tenant's proposed use of said portion of the Seventh Floor Expansion; and (iii) a representation and warranty that Tenant has not obligated Landlord for any finders', brokers' or other agents' commission, fees or other remuneration in connection with the exercise of the rights granted by this Section 23.34.a. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims for such fees payable to any person or entity other than Insignia/ESG arising out of any act of Tenant in connection with the lease of the Seventh Floor Expansion. Annual Base Rent for the Seventh Floor Expansion shall be charged at the rate per rentable square foot then in effect for the Premises times the number of rentable square feet occupied by Tenant in the Seventh Floor Expansion, which rate shall thereafter be increased pursuant to Section 1.11 of the Lease; provided, however, that in the event Tenant elects to use any portion of the Seventh Floor Expansion for storage,


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         the Annual Base Rent for the portion of the Seventh Floor Expansion used for storage shall be the rate of $8.00 per square foot until April 30, 2001. From and after May 1, 2001, Annual Base Rent for the entirety of the Seventh Floor Expansion shall be the rate for such period as set forth in Section 1.11 of the Lease, whether such space is used for storage space or office space. Tenant's rent obligations with respect to the Seventh Floor Expansion (or a portion thereof) shall commence upon the tender of possession thereof by Landlord to Tenant pursuant to Tenant's written notice delivered pursuant to this Section 23.34.a, and Tenant shall commence payment of rent on the entirety of the Seventh Floor Expansion by not later than May 1, 2001, without regard to whether or not Tenant has commenced occupancy thereof or delivered any notices to Landlord under this Section 23.34.a. In addition, Tenant's Proportionate Share shall be concurrently adjusted to reflect Landlord's tender of possession of all or any portion of the Seventh Floor Expansion, with all other terms of this Lease to remain the same. Landlord and Tenant hereby agree to execute an amendment to the Lease reflecting the Seventh Floor Expansion and other adjustments set forth in this Section 23.34.a. The number of rentable square feet encompassed by each Tenant election with respect to the Seventh Floor Expansion shall be field verified by Landlord's Architect. Landlord shall provide Tenant with a tenant improvement allowance for the Seventh Floor Expansion in an amount equal to $15.00 per rentable square foot of the Seventh Floor Expansion only for such portions of the Seventh Floor Expansion which are used for office space and Landlord shall not provide any tenant improvement allowance to Tenant for any portion of the Seventh Floor Expansion used for storage. In the event Tenant does not utilize the $15.00 per rentable square foot allowance on the Seventh Floor Expansion ("Seventh Floor Expansion") for improvements to the Seventh Floor Expansion prior to May 1, 2000, then Tenant may utilize any unused portion of the Seventh Floor Expansion Allowance for other improvements to the Premises, provided that Tenant must use this unused portion by December 1, 2001, or Landlord will have no further obligation with respect to the Seventh Floor Expansion Allowance. The improvements to be constructed in connection with Tenant's lease of the Seventh Floor Expansion shall be considered alterations and the plans therefor and construction thereof shall be subject to the provisions of
         Article 11 of this Lease. The cost of any necessary demising walls in connection with Tenant's use of a portion of the Seventh Floor Expansion for office use shall be paid by Tenant. Prior to May 1, 2001, the portion of the Seventh Floor Expansion used for storage space shall not be factored in any adjustment to Tenant's Proportionate Share. Such portions of the Seventh Floor Expansion shall be delivered to Tenant in its "as is" condition. Tenant agrees that the portion of the Seventh Floor Expansion used for storage may be used only for storage (and not any use or operation) of furniture, office equipment, supplies and boxes and may not be used for storage of any dangerous or noxious materials or the operation of computer equipment.


         2. Miscellaneous.

         a. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this Second Amendment.



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         b.   Except as expressly amended and modified hereby, all of the terms and provisions of this Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

         c. This Second Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this First Amendment to Indenture of Lease as of the day and year first written above.

                                    LANDLORD:

                                    EBS BUILDING, L.L.C.

                                    By: PricewaterhouseCoopers LLP, its Manager

                                    By:          /s/Keith F. Cooper
                                       ------------------------------------
                                       Name:  Keith F. Cooper
                                       Title:  Partner

                                    Date:
                                          -----------------

                                    TENANT:

                                    STIFEL FINANCIAL CORP.


                                    By:         /s/Charles Hartman
                                       ------------------------------------
                                       Name: Charles Hartman
                                            -------------------------------
                                       Title:  Secretary

                                    Date:
                                         ----------------------------------


                                    STIFEL, NICOLAUS & COMPANY,
                                    INCORPORATED


                                    By:      /s/Charles Hartman
                                       ------------------------------------
                                       Name: Charles Hartman
                                            -------------------------------
                                       Title:  Secretary

                                    Date:
                                         ----------------------------------



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